UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report : November 17, 2008

CHINA GENGSHENG MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51527	91-0541437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 539-7318818
Registrant's Telephone Number, Including Area Code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On November 17, 2008, the Registrant issued a press release relating to its financial results for the fiscal quarter ended September 30, 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.01.

Regulation FD Disclosure.

On November 17, 2008, the Registrant issued a press release relating to its financial results for the fiscal quarter ended September 30, 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of business acquired:

Not applicable.

(b)

Pro forma financial information:

Not applicable.

(d)

Exhibits:

99.1: Press Release dated November 17, 2008 relating to the financial results for the fiscal quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Dated: November 17, 2008	/s/ Hongfeng Jin
Name: Hongfeng Jin Title: Interim Chief Financial Officer
(On behalf of the Registrant and its
Principal Financial Officer)